                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         April 15, 1996
                                                   ---------------------------


                                   ACC Corp.
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             (Exact name of registrant as specified in its charter)


                     Delaware              0-14567          16-1175232
       --------------------------------  -----------   ------------------
         (State or other jurisdiction    (Commission      (IRS Employer
              of incorporation)          File Number)  Identification No.)


                           400 West Avenue, Rochester, New York 14611
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              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code         (716) 987-3000
                                                    --------------------------


                               Not Applicable
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         (Former name or former address, if changed since last report)



                       Exhibit Index Appears at Page 4
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                                      -2-


ITEM 5.    OTHER EVENTS
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              Recent Developments

          The Company has issued an earnings release on its first quarter results. Attached hereto as Exhibit 99.1 are the Company's unaudited consolidated balance sheets as at March 31, 1995 and 1996, the Company's unaudited consolidated statements of operations and unaudited consolidated statements of cash flows for the quarters then ended and the Company's audited consolidated balance sheets as at December 31, 1995 and 1996, which were included in such press release and which are incorporated by reference herein.

          As used herein, unless the context otherwise requires, the "Company" and "ACC" refer to ACC Corp. and its subsidiaries, including ACC Long Distance Corp. ("ACC U.S."), ACC TelEnterprises Ltd., the Company's 70% owned Canadian subsidiary ("ACC Canada"), and ACC Long Distance UK Ltd. ("ACC U.K."). In this Form 8-K references to "dollar" and "$" are to United States dollars, references to "Cdn. $" are to Canadian dollars, references to "(Pounds)" are to English pounds sterling, the terms "United States" and "U.S." mean the United States of America and, unless the context otherwise requires, its states, territories and possessions and all areas subject to its jurisdiction, and the terms "United Kingdom" and "U.K." mean England, Scotland and Wales.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBIT
- ----------------------------------------------

              See Exhibit Index
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                                      -3-




                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ACC Corp.



Dated:   April 15, 1996          By:  /s/ David K. Laniak
                                     ----------------------------------------
                                     David K. Laniak
                                     Chief Executive Officer

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                                      -4-



                                 EXHIBIT INDEX
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Exhibit
 Number                  Title or Description                Location
- --------                 --------------------                --------


99. 1 Unaudited consolidated balance sheets as at March 31, 1995 and 1996, unaudited consolidated statements of operations and unaudited consolidated statements of cash flows for the quarters then ended and audited consolidated balance sheets as at December 31, 1995 and 1996


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